UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT - April 25, 2022

(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.

(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 S. Mint Street, Charlotte, NC	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share*	HON	The NASDAQ Stock Market LLC
1.300% Senior Notes due 2023	HON 23A	The NASDAQ Stock Market LLC
0.000% Senior Notes due 2024	HON 24A	The NASDAQ Stock Market LLC
2.250% Senior Notes due 2028	HON 28A	The NASDAQ Stock Market LLC
0.750% Senior Notes due 2032	HON 32	The NASDAQ Stock Market LLC

*	The common stock is also listed on the London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Honeywell International Inc. (the “Company”) held its Annual Meeting of Shareowners on April 25, 2022. The following matters set forth in our Proxy Statement dated March 15, 2022 (the “2022 Proxy Statement”), which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.

1.	The nominees listed below were elected directors with the respective votes set forth opposite their names:

	For	Against	Abstain	Broker Non Votes
Darius Adamczyk	497,647,937	24,623,360	1,388,630	71,443,714
Duncan B. Angove	511,966,749	9,934,196	1,758,982	71,443,714
William S. Ayer	504,033,227	11,521,282	8,105,418	71,443,714
Kevin Burke	503,481,561	18,447,403	1,730,963	71,443,714
D. Scott Davis	492,562,093	29,320,478	1,777,356	71,443,714
Deborah Flint	517,584,046	4,510,337	1,565,544	71,443,714
Rose Lee	518,274,785	3,748,379	1,636,763	71,443,714
Grace D. Lieblein	502,706,310	19,213,569	1,740,048	71,443,714
George Paz	496,501,240	25,421,438	1,737,249	71,443,714
Robin L. Washington	514,282,198	7,724,579	1,653,150	71,443,714

2.	The shareowners approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2022 Proxy Statement. The voting results are set forth below:

For	Against	Abstain	Broker Non Votes
312,667,577	189,064,308	21,928,042	71,443,714

3.	The shareowners approved the appointment of Deloitte & Touche LLP as independent accountants for 2022. The voting results are set forth below:

For	Against	Abstain
588,270,887	4,971,430	1,861,324

4.	The shareowners did not approve the shareowner proposal titled “Special Shareholder Meeting Improvement.” The voting results are set forth below:

For	Against	Abstain	Broker Non Votes
203,593,964	316,402,667	3,663,296	71,443,714

5.	The shareowners did not approve the shareowner proposal titled “Climate Lobbying Report.” The voting results are set forth below:

For	Against	Abstain	Broker Non Votes
204,987,160	313,950,913	4,721,854	71,443,714

6.	The shareowners did not approve the shareowner proposal titled “Environmental and Social Due Diligence.” The voting results are set forth below:

For	Against	Abstain	Broker Non Votes
110,465,091	405,155,548	8,039,288	71,443,714

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2022	HONEYWELL INTERNATIONAL INC.

By: /s/ Victor J. Miller
Victor J. Miller
Vice President, Deputy General Counsel, Corporate Secretary and Chief Compliance Officer